Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Roth CH Acquisition Co. (the “Company”) for the quarterly period ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Joseph Tonnos, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2024	By:	/s/ Joseph Tonnos
Joseph Tonnos
Chief Financial Officer
(Principal Financial Officer)